                                                                                            Exhibit 10.132

                                            EMPLOYEE AGREEMENT
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                  In  consideration  of my  employment  by  MEDIMMUNE,  INC.  or one  of its  subsidiaries
(collectively, the "Company") and the compensation paid to me by the Company, I hereby agree that:

1.       Protected Property.

(A)      Any invention,  discovery,  improvement, idea or expression of idea, in whatever form and whether or not patentable or  copyrightable,  I may make or conceive,  alone or with others,  during the period of my employment  with the Company  (collectively,  the  "Protected  Property")  shall be deemed to be "works made for hire" pursuant to the copyright and other  applicable  laws of the United States and all relevant
non-U.S. jurisdictions and shall be the exclusive property of MedImmune, Inc.

(B)      To the  extent  that it is  determined  by any  authority  having  jurisdiction  that  any of the
Protected  Property  does not  constitute  a "work made for hire"  pursuant  to  applicable  law, I hereby assign to  MedImmune,  Inc. all of my right,  title and  interest in and to such  Protected  Property,  in perpetuity (or for the longest period of time otherwise permitted by law).

(C)      I will make full and prompt  disclosure  in writing to an official of the  Company,  or to anyone designated  for that purpose by the Company,  of any Protected  Property I may make or conceive,  alone or with others, during the term of my employment with the Company.

(D)      At the request and expense of the  Company,  but without  further  compensation  to me, I will do
such       acts,       and       sign      and       deliver       such       documents,       as      the
Company considers necessary to protect its rights to such Protected Property.

(E)      I understand  that the  Company's  policy is to release to the employee  any  Protected  Property developed  by the  employee  which is not of  interest to the  Company,  subject to the  retention  by the
Company of an irrevocable,  non-exclusive,  royalty-free  license to use such Protected  Property.  I also understand  that the Company will have the sole right to determine  whether any  Protected  Property is or is not of interest to the Company.

(F)                   The provisions of paragraphs  1(A) through (E) of this Agreement  shall not apply to any  invention,  discovery,  improvement,  idea or  expression of idea made or conceived by me prior to my employment  with the  Company  which is (i)  embodied  in a United  States  Letters  Patent  or  Copyright
Registration or an application for United States Letters Patent or Copyright  Registration  filed prior to the  commencement of my employment (as listed in an attachment  hereto);  (ii) in the physical  possession of a  former  employer  which  owns  it (as  listed  in an  attachment  hereto);  or  (iii)  disclosed  in detail in an attachment hereto.

2.       Confidentiality.  Because my work will include  Company  knowledge and  information of a private, confidential,  or  secret  nature,  I will not -- except  as  required  in the  conduct  of the  Company's business or as  authorized  in writing by the Company -- publish,  disclose,  or make use of, or authorize anyone else to publish,  disclose or make use of, any such  knowledge  or  information,  either  during or following termination of my employment with the Company.

3.       Records  and Other  Items.  I will keep and  maintain  adequate  written  records  of my work and
Protected  Property at all times and  stages,  in the form of notes,  sketches,  drawings,  memoranda  and reports.  Those  records  shall be and remain  the  property  of and be  available  to the  Company at all times.  All items given to me by the Company for  purposes  of my  employment,  such as office  equipment, will be and remain the  exclusive  property of the Company and will be  delivered  by me to the Company on termination of my employment or at any other time requested by the Company.

4.        Property  Rights of Others.  I will not  disclose,  or cause others to disclose,  to the Company any information which I believe to be the property of other individuals or companies.

5.       Non-competition.  While  I  am  employed  by  the  Company,  I  shall  not,  either  directly  or indirectly,  compete or prepare to compete with the Company in the development,  production,  marketing or servicing  of any  product or service  with which the Company is involved  during my  employment  with the
Company, nor will I aid or become associated with others involved in any such acts.

6.       Non-solicitation.  I agree that,  during my  employment  with the Company and for a period of two years  following  termination  of my employment  with the Company,  I will not solicit,  interfere with or endeavor to entice away from the Company any of its employees or customers.

7.       Reaffirmation  of  Agreement.  Upon  termination  of my employment  with the Company,  I will, if requested by the Company, reaffirm in writing all of the obligations set forth in this Agreement.

                  8.       Arbitration.  I understand and agree to have resolved by arbitration any and
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all disputes arising from or relating to my employment with the Company, my application for such employment, my termination of such employment or post-employment issues with the Company.  These include:

(A)      claims relating to any discrimination on the basis of age, race, color, sex,  religion,  national origin,  disability,  retaliation,  marital status,  veteran status, sexual orientation or any other claim of employment  discrimination  under the Age  Discrimination  in Employment Act (29 U.S.C.ss.621 et seq.),
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the  Americans  with  Disabilities  Act (42 U.S.C.ss.12101 et seq.),  Title VII of the Civil Rights Act of
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1964 (42 U.S.C.ss.2000e et seq.);  Article 49B of the Maryland Annotated Code; or any other federal,  state
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or local prohibition against discrimination in the above protected or similar categories;

(B)      claims  under the  Employee  Polygraph  Protection  Act of 1988 (29  U.S.C.ss.2001 et seq.);  the
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Family and Medical Leave Act of 1993 (29 U.S.C.ss.2601 et seq.);  the Fair Labor Standards Act of 1938 (29
                                                       -- ---
U.S.C.ss.201 et seq.);  the  Occupational  Safety and Health  Act of 1970 (29  U.S.C.ss.651 et seq.);  the
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Uniformed  Services  Employment and Reemployment  Rights Act of 1994 (38 U.S.C.ss.4301 et seq.); the Worker
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Adjustment and Retraining Notification Act (29 U.S.C. 2101 et seq.);
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                  (C )     claims for breach of an express or implied contract or tort claims;

                  (D)      potential  claims  for  unfair   competition,   trade  secret  violations,   or
unauthorized disclosures of confidential information;

(E)      claims for  benefits  under the  Employee  Retirement  Income  Security  Act (29 U.S.C.ss.1001 et
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seq.),  except claims under an employee  pension or benefit plan which specifies that its claims procedure shall  culminate in an arbitration  procedure  different from this one, or is underwritten by a commercial insurer which decides such claims.

                  The provisions of this  Paragraph 8 will not apply to any claim,  dispute or controversy relating  to the  ownership  of  Protected  Property.  The  place of  arbitration  shall be  Gaithersburg,
Maryland.  Procedures and other pertinent  matters relating to this  arbitration  process with the Company are  described  in more detail in the  Company's  Policies  and  Procedures,  which are  available  on the
Company's website.

9.       Choice of Law. This  Agreement is governed by the laws of the United  States  (where  applicable)
and the State of Maryland.

10.      Employment  at Will.  I  understand  that my  employment  by the  Company is at will.  This means that the Company or I can  terminate my  employment  with the Company at any time for any reason,  with or without cause and with or without notice.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2001.

                                                     /s/:  Gail Folena-Wasserman
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                                                     Signature of Employee

                                                     Gail Folena-Wasserman
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                                                     Print Name of Employee